                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                 ---------------

                                    FORM 8-K
                                 CURRENT REPORT

                                 ---------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JULY 31, 1998

                                 ---------------

                            IXC COMMUNICATIONS, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                                 ---------------

                         COMMISSION FILE NUMBER 0-20803


                    DELAWARE                           75-2644120
         (STATE OR OTHER JURISDICTION OF            (I.R.S. EMPLOYER
          INCORPORATION OR ORGANIZATION)           IDENTIFICATION NO.)

         1122 CAPITAL OF TEXAS HIGHWAY SOUTH,
                    AUSTIN, TEXAS                        78746-6426
           (ADDRESS OF PRINCIPAL EXECUTIVE               (ZIP CODE)
                      OFFICES)

       (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE) (512) 328-1112

                                 NOT APPLICABLE
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

ITEM 5.   OTHER EVENTS.

          On June 3, 1998, the Company completed the acquisition of Network Long Distance, Inc., now named Eclipse Telecommunications, Inc. ("Eclipse") in a transaction accounted for as a pooling of interests. The acquisition was completed through a merger of a Company subsidiary with Eclipse.

          The Company released its Form 10-Q for the quarter and six-month period ended June 30, 1998 on August 12, 1998. The condensed consolidated financial statements included in that Form 10-Q were stated on a combined basis as if Eclipse had always been a part of the Company. Following are condensed consolidated statements of operations for each the four quarters in the year ended December 31, 1997, and for the quarters ended March 31, 1998, and June 30, 1998, and certain operating results for the month ended July 31, 1998, stated on a combined basis as if Eclipse had always been a part of the Company. The condensed consolidated financial statements are unaudited. They do not include all of the information and notes required by generally accepted accounting principles for complete financial statements. However, management believes that all adjustments (consisting of normal recurring accruals) considered necessary for a fair presentation for the periods indicated have been included. Operating results for the quarters ended March 31, 1998, and June 30, 1998, are not necessarily indicative of the results that may be expected for the year ended December 31, 1998. Certain amounts shown in the 1997 financial information have been reclassified to conform to the 1998 presentation.

                            IXC COMMUNICATIONS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                   THREE MONTH PERIOD ENDED
                                                --------------------------------------------------------------     YEAR ENDED
                                                MARCH 31,         JUNE 30,      SEPTEMBER 30,     DECEMBER 31,     DECEMBER 31,
                                                   1997            1997              1997             1997             1997
                                                ---------        ---------        ---------        ---------        ---------
Net operating revenue:
  Private line .............................    $  30,869        $  38,494        $  41,948        $  51,087        $ 162,398
  Long distance switched services ..........       76,013           75,318           94,881          113,007          359,219
                                                ---------        ---------        ---------        ---------        ---------
                                                  106,882          113,812          136,829          164,094          521,617
Operating expenses:
  Cost of services .........................       84,894           90,979          101,035          118,759          395,667
  Operations and administration ............       21,983           24,380           28,047           28,350          102,760
  Depreciation and amortization ............       10,914           14,559           22,866           19,065           67,404
  Merger related costs .....................        3,325               --              302              (36)           3,591
                                                ---------        ---------        ---------        ---------        ---------
          Operating loss ...................      (14,234)         (16,106)         (15,421)          (2,044)         (47,805)
Interest income ............................        1,295            1,172            2,232            3,069            7,768
Interest expense ...........................       (7,991)          (8,096)          (8,027)          (7,588)         (31,702)
Equity in net loss of unconsolidated
 subsidiaries ..............................       (1,819)          (4,532)          (7,317)         (10,132)         (23,800)
Other, net .................................           14               12           (1,757)              25           (1,706)
                                                ---------        ---------        ---------        ---------        ---------
Loss before (provision) benefit for income
 taxes and minority interest ...............      (22,735)         (27,550)         (30,290)         (16,670)         (97,245)
(Provision) benefit for income taxes .......          440             (250)            (696)            (853)          (1,359)
Minority interest ..........................         (203)            (114)            (186)             (57)            (560)
                                                ---------        ---------        ---------        ---------        ---------
Net loss ...................................      (22,498)         (27,914)         (31,172)         (17,580)         (99,164)
Dividends applicable to preferred stock ....         (470)          (2,288)          (6,727)         (12,037)         (21,522)
                                                ---------        ---------        ---------        ---------        ---------
Net loss applicable to common stockholders .    $ (22,968)        $(30,202)       $ (37,899)       $ (29,617)       $(120,686)
                                                =========        =========        =========        =========        =========

Basic and diluted net loss per share: ......    $   (0.67)       $   (0.87)       $   (1.09)       $   (0.84)       $   (3.47)
                                                =========        =========        =========        =========        =========
Shares used in calculating net loss per
 share .....................................       34,383           34,696           34,791           35,239           34,777
                                                =========        =========        =========        =========        =========
EBITDA (a) .................................    $       5        $  (1,547)       $   7,747        $  16,985        $  23,190
                                                =========        =========        =========        =========        =========

----------
(a) EBITDA is defined as operating income (loss) plus depreciation and amortization and merger related costs. EBITDA is not a measurement determined in accordance with generally accepted accounting principles and should not be considered in isolation or as a substitute for measures of performance in accordance with generally accepted accounting principles. EBITDA is not necessarily comparable with similarly titled measures for other companies.

                            IXC COMMUNICATIONS, INC.

                 CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
                     (IN THOUSANDS EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)

                                                                                       SIX
                                                   THREE MONTH PERIOD ENDED           MONTHS
                                                   --------------------------         ENDED
                                                   MARCH 31,        JUNE 30,         JUNE 30,
                                                     1998             1998             1998
                                                   ---------        ---------        ---------
Net operating revenue:
  Private line .............................       $  43,816        $  50,433        $  94,249
  Long distance switched services ..........         113,767          105,502          219,269
                                                   ---------        ---------        ---------
                                                     157,583          155,935          313,518
Operating expenses:
  Cost of services .........................         107,949          107,593          215,542
  Operations and administration ............          29,336           29,992           59,328
  Depreciation and amortization ............          20,152           22,636           42,788
  Merger related costs .....................             (36)           7,681            7,645
                                                   ---------        ---------        ---------
          Operating income loss ............             182          (11,967)         (11,785)
Interest income ............................           1,597            3,324            4,921
Interest expense ...........................          (6,311)          (8,530)         (14,841)
Equity in net loss of unconsolidated
  subsidiaries .............................         (11,265)         (10,754)         (22,019)
Other, net .................................             143               33              176
                                                   ---------        ---------        ---------
Loss before (provision) benefit for income
  taxes, minority interest and
  extraordinary loss .......................         (15,654)         (27,894)         (43,548)
(Provision) benefit for income taxes .......          (2,068)          (4,551)          (6,619)
Minority interest ..........................            (173)            (252)            (425)
                                                   ---------        ---------        ---------
Loss before extraordinary loss .............         (17,895)         (32,697)         (50,592)
Extraordinary loss on early extinguishment of
  debt, net of provision for income tax of
  $3,407 ...................................              --          (69,810)         (69,810)
                                                   ---------        ---------        ---------
Net loss ...................................         (17,895)        (102,507)        (120,402)
Dividends applicable to preferred stock ....         (11,736)         (15,471)         (27,207)
                                                   ---------        ---------        ---------
Net loss applicable to common stockholders .       $ (29,631)       $(117,978)       $(147,609)
                                                   =========        =========        =========

Basic and diluted loss per share:
  Before extraordinary loss ................       $   (0.83)       $   (1.35)       $   (2.18)
  Extraordinary loss .......................              --            (1.95)           (1.96)
                                                   ---------        ---------        ---------
Net loss ...................................       $   (0.83)       $   (3.30)       $   (4.14)
                                                   =========        =========        =========
Shares used in calculating net loss per
  share ....................................          35,522           35,785           35,653
                                                   =========        =========        =========

EBITDA (a) .................................       $  20,298        $  18,350        $  38,648
                                                   =========        =========        =========

----------
(a) EBITDA is defined as operating income (loss) plus depreciation and amortization and merger related costs. EBITDA is not a measurement determined in accordance with generally accepted accounting principles and should not be considered in isolation or as a substitute for measures of performance in accordance with generally accepted accounting principles. EBITDA is not necessarily comparable with similarly titled measures for other companies.

Consolidated net operating revenues and net loss for the one month period ended July 31, 1998, were $55,703,000 (unaudited) and $3,663,000 (unaudited), respectively. Operating results for the one month period ended July 31, 1998, are not necessarily indicative of the results that may be expected for the three month period ended September 30, 1998, or for the year ended December 31, 1998.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 21, 1998

                            IXC Communications, Inc.



                            By: /s/ STUART K. COPPENS
                                -------------------------------------
                                Stuart K. Coppens
                                Vice President of Finance and
                                Chief Accounting Officer